UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2026

KPET Ultra Paceline Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43216	98-1888520
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

5109 S. Broadband Lane
Sioux Falls, SD	57108
(Address of principal executive offices)	(Zip Code)

605-308-0233
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-sixth of one warrant	KPET.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	KPET	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	KPET.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 1, 2026, KPET Ultra Paceline Corporation (the “Company”) completed its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-sixth of one warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000.

On April 1, 2026, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 235,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit to KPET Ultra Paceline Unit Holdings, LLC, generating gross proceeds to the Company of $2,350,000.

Of the net proceeds of the IPO and the sale of the Private Placement Units, a total of $200,000,000, including $11,000,000 of deferred underwriting discounts and commissions, was placed in a trust account with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet of the Company as of April 1, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits
99.1	Audited Balance Sheet, as of April 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KPET ULTRA PACELINE CORPORATION

Date: April 7, 2026	By:	/s/ Roger Edward Tamraz
	Name:	Roger Edward Tamraz
	Title:	President and Chief Financial Officer

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